Filed pursuant to Rule 497(a)

Registration No. 333-265509

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Golub Capital BDC, Inc. / (GBDC)
Expected Ratings*	Moody's: Baa3 (Positive)
S&P: BBB- (Stable) Fitch: BBB- (Rating Watch Positive)[1]
Format	SEC Registered
Ranking	Senior Unsecured
Size	[$350,000,000]
Settlement	T+3 (December 5, 2023)
Tenor	5-Year
Coupon Type	Fixed
Maturity Date	(December 5, 2028)
Change of Control:	(Yes, 100%)
Active Book Runner(s)	SMBC (B&D), JPM, WFS
Use of Proceeds	Repay Outstanding Indebtedness
Option Redemption	Make Whole Call
1-Month Par Call
CUSIP	38173M AD4
ISIN	US38173MAD48
Denominations	2,000 x 1,000
IPTs	T+[312.5 Area]
Timing	Today's Business
Sales into Canada	Yes - via Exemption

1: Fitch is expected to assign a BBB (EXP) rating to this proposed unsecured issuance. The completion of an unsecured debt issuance is expected to yield an upgrade of the ratings by one notch to BBB.

----Disclaimers----

*A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. The ratings are subject to revision or withdrawal at any time by Moody’s, S&P, or Fitch. Each of the security ratings above should be evaluated independently of any other security rating.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Golub Capital BDC, Inc. before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about Golub Capital BDC, Inc. and should be read carefully before investing.

The information in any preliminary prospectus supplement and accompanying prospectus, when available, and in this announcement is not complete and may be changed. This announcement is not an offer to sell any securities of Golub Capital BDC, Inc. and is not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has become effective with the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Before you invest, you should read the preliminary prospectus supplement, together with the accompanying base prospectus, and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request it from SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, email:prospectus@smbcnikko-si.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081; or Wells Fargo Securities, LLC at 1-800-645- 3751.

Any legends, disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded (other than any statement relating to the identity of the legal entity authorizing or sending this communication in a non-US jurisdiction). Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.